                             AIM FLOATING RATE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS:

     AIM Floating Rate Fund (the Fund) is holding a special meeting of shareholders on August 17, 2001 at 3:00 p.m., Central Time. The place of the meeting is the Fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The purposes of the meeting are as follows:

(1) To elect twelve trustees of the Fund, each of whom will serve until his or her successor is elected and qualified;

(2) To approve a new investment advisory agreement with A I M Advisors, Inc. for the Fund;

(3) To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Senior Secured Management, Inc.;

(4) To approve a new sub-sub-advisory agreement between INVESCO Senior Secured Management, Inc. and INVESCO, Inc.;

(5) To approve changing certain of the fundamental investment restrictions of the Fund;

(6) To approve changing the investment objective of the Fund and making it non-fundamental;

(7) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending in 2001; and

(8) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the Fund as of the close of business on May 30, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States. You may also vote by telephone or via the Internet at the Fund's website at http://www.aimfunds.com.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                            /s/ Carol F. Relihan

                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                PROXY STATEMENT
                              DATED JUNE 21, 2001

                             AIM FLOATING RATE FUND
                           TOLL FREE: (800) 454-0327
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046

--------------------------------------------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the Board) of AIM Floating Rate Fund (the Fund or the Trust) is sending you this proxy statement and the enclosed proxy card and is soliciting your proxy to vote at the special meeting of shareholders of the Fund.

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the Fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central Time, on August 17, 2001. If you expect to attend the meeting in person, please notify the Fund by calling 1-800-952-3502.

WHAT PROPOSALS ARE BEING VOTED ON?

     The following table summarizes each proposal to be presented at the meeting requiring shareholder approval:

PROPOSAL
--------
1. Election of members to the Fund's Board of Trustees
2. Approval of a new investment advisory agreement with
   A I M Advisors, Inc.
3. Approval of a new sub-advisory agreement between A I M
   Advisors, Inc. and INVESCO Senior Secured Management,
   Inc.
4. Approval of a new sub-sub-advisory agreement between
   INVESCO Senior Secured Management, Inc. and INVESCO, Inc.
5. Approval of changing certain of the Fund's fundamental
   restrictions
6. Approval of changing the Fund's investment objective and
   making it non-fundamental
7. Ratify the Board's selection of independent accountants

PROPOSAL
--------
8. Consideration of other matters properly coming before the meeting

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card(s) on or about June 21, 2001, to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any class of the Fund at the close of business on May 30, 2001 (the record date) are entitled to vote. Each share of beneficial interest in the Fund that you own entitles you to one vote on each proposal set forth in the table above (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the Fund in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxies will vote your shares with respect to Proposals 1 through 7 as recommended by the Board.

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the Fund's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone by following instructions that appear on the enclosed proxy material.

  Voting on the Internet

     You may also vote your shares on the Internet at the Fund's website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy material.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or governing instruments of the Fund requires the separate approval of one or more classes of the Fund, in which case the holders of one-third of the shares of each such class (or of such classes) voting together as a single class of the Fund entitled to vote on the matter shall constitute a quorum.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 7 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. The Fund expects that your broker will not be entitled to vote on Proposals 2 through 6, (approving a new advisory agreement for the Fund, approving a new sub-advisory agreement, approving a new sub-sub-advisory agreement, changing the Fund's investment restrictions and changing the Fund's investment objective and making it non-fundamental), unless it has received instructions from you. If your broker does not vote your shares on Proposals 2 through 6 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

     The number of outstanding shares, on the record date, of each class of the Fund is in Exhibit A.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast by shareholders of the Fund is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940
Act), is required to:

     - approve a new advisory agreement with A I M Advisors, Inc. (Proposal 2);

     - approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Senior Secured Management Inc. (Proposal 3);

     - approve a new sub-sub-advisory agreement between INVESCO Senior Secured Management, Inc. and INVESCO, Inc.; (Proposal 4);

     - approve changing certain of the fundamental investment restrictions of the Fund (Proposal 5); and

     - approve changing the investment objective of the Fund and making it non-fundamental (Proposal 6).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will be considered to be present at the meeting and therefore will have the same effect as votes against Proposals 2 through 6.

     The affirmative vote of a majority of votes cast by shareholders of the Fund is necessary to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal 7). For Proposal 7, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Shares in favor of a proposal will be voted in favor of any adjournment on that proposal, and shares against a proposal will be voted against any adjournment on that proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

     UPON YOUR REQUEST, THE FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR CALL 1-800-347-4246.

                        PROPOSAL 1: ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, the Board has approved the nomination of: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current trustees who are not interested persons of the Fund, as defined in the 1940 Act (the independent trustees), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of four investment companies -- the Fund, AIM Growth Series, AIM Investment Funds and AIM Series Trust, (collectively with their series portfolios, the AIM Group I Funds). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of the AIM Group I Funds, but each serves as a director/trustee of the following twelve open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM Group II Funds; the AIM Group I Funds and the AIM Group II Funds together constitute the AIM Funds). Mr. Graham serves as Chairman, President and director/trustee of the AIM Group I Funds and the AIM Group II Funds. Shortly after the shareholder meeting, Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the Fund.

     The following table sets forth information concerning the nominees:

                                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            TRUSTEE SINCE            DURING PAST 5 YEARS
---------------------            -------------          -----------------------
*Robert H. Graham (54)         AIM Floating Rate  Director, President and Chief
11 Greenway Plaza              Fund: 8/98         Executive Officer, A I M Management
Suite 100                                         Group Inc.; Director and President,
Houston, TX 77046-1173                            A I M Advisors, Inc.; Director and
                                                  Senior Vice President, A I M Capital
                                                  Management, Inc., A I M
                                                  Distributors, Inc., A I M Fund
                                                  Services, Inc. and Fund Management
                                                  Company; and Director and Vice
                                                  Chairman, AMVESCAP PLC (parent of
                                                  AIM and a global investment
                                                  management firm). Director/Trustee
                                                  of the AIM Group I Funds and the AIM
                                                  Group II Funds.
**Frank S. Bayley (62)         AIM Floating Rate  Partner, law firm of Baker &
Two Embarcadero Center         Fund: 1/97         McKenzie; Director and Chairman,
Suite 2400                                        C.D. Stimson Company (a private
San Francisco, CA 94111                           investment company); Trustee, The
                                                  Badgley Funds. Trustee of the AIM
                                                  Group I Funds.
**Ruth H. Quigley (66)         AIM Floating Rate  Private investor; formerly,
1055 California Street         Fund: 1/97         President, Quigley, Friedlander &
San Francisco, CA 94108                           Co., Inc. (a financial advisory
                                                  services firm). Trustee of the AIM
                                                  Group I Funds.
Bruce L. Crockett (57)         N/A                Chairman, Crockett Technologies
906 Frome Lane                                    Associates (consulting firm),
McLean, VA 22102                                  DataPipe.com, NetSat28, Teletronics;
                                                  Director, ACE Limited (insurance
                                                  company), Databid.com, IBNET, Multi-
                                                  Cast Technologies (internet video
                                                  streaming), Para-Protect Services
                                                  Inc. (information systems security),
                                                  University of Rochester. Formerly,
                                                  Director, President and Chief
                                                  Executive Officer, COMSAT
                                                  Corporation. Director/Trustee of the
                                                  AIM Group II Funds.
***Owen Daly II (76)           N/A                Formerly, Director, Cortland Trust,
Six Blythewood Road                               Inc. (investment company), CF & I
Baltimore, MD 21210                               Steel Corp., Monumental Life
                                                  Insurance Company and Monumental
                                                  General Insurance Company; and
                                                  Chairman of the Board of Equitable
                                                  Bancorporation. Director/Trustee of
                                                  the AIM Group II Funds.

                                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            TRUSTEE SINCE            DURING PAST 5 YEARS
---------------------            -------------          -----------------------
Albert R. Dowden (59)          N/A                Chairman of the Board of Directors,
1815 Central Park Drive                           Cortland Trust, Inc. (investment
P.O. Box 774000-PMB #222                          company) and DHJ Media, Inc.; and
Steamboat Springs, CO 80477                       Director, Magellan Insurance
                                                  Company. Formerly, Director,
                                                  President and Chief Executive
                                                  Officer, Volvo Group North America,
                                                  Inc.; Senior Vice President, AB
                                                  Volvo; and Director, The Hertz
                                                  Corporation, Genmar Corporation
                                                  (boat manufacturer), National Media
                                                  Corporation and Annuity and Life Re
                                                  (Holdings), Ltd., Member of Advisory
                                                  Board of Rotary Power International.
                                                  Director/Trustee of the AIM Group II
                                                  Funds.
****Edward K. Dunn, Jr. (66)   N/A                Formerly, Chairman of the Board of
2 Hopkins Plaza,                                  Directors, Mercantile Mortgage
8th Floor, Suite 805                              Corporation; Vice Chairman of the
Baltimore, MD 21201                               Board of Directors, President and
                                                  Chief Operating Officer,
                                                  Mercantile-Safe Deposit & Trust Co.;
                                                  and President, Mercantile Bankshares
                                                  Corp. Director/ Trustee of the AIM
                                                  Group II Funds.
Jack M. Fields (49)            N/A                Chief Executive Officer, Twenty
434 New Jersey Avenue, S.E.                       First Century Group, Inc. (a
Washington, D.C. 20003                            governmental affairs company); and
                                                  Director, Telscape International and
                                                  Administaff (professional employee
                                                  provider). Formerly, Member of the
                                                  U.S. House of Representatives and
                                                  Chief Executive Officer of Texana
                                                  Global, Inc. (foreign trading
                                                  company). Director/Trustee of the
                                                  AIM Group II Funds.
*****Carl Frischling (64)      N/A                Partner, Kramer Levin Naftalis &
919 Third Avenue                                  Frankel LLP (law firm). Director,
New York, NY 10022                                Cortland Funds (investment
                                                  companies)and Lazard Funds
                                                  (investment companies). Director/
                                                  Trustee of the AIM Group II Funds.
Prema Mathai-Davis (50)        N/A                Member, Visiting Committee, Harvard
370 East 76th Street                              University Graduate School of
New York, NY 10021                                Education, New School University.
                                                  Formerly, Chief Executive Officer,
                                                  YWCA of the USA; Commissioner, New
                                                  York City Department of the Aging;
                                                  and Commissioner, New York City
                                                  Metropolitan Transportation
                                                  Authority. Director/Trustee of the
                                                  AIM Group II Funds.

                                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            TRUSTEE SINCE            DURING PAST 5 YEARS
---------------------            -------------          -----------------------
Lewis F. Pennock (58)          N/A                Partner, Pennock & Cooper (law
6363 Woodway, Suite 825                           firm). Director/Trustee of the AIM
Houston, TX 77057                                 Group II Funds.
Louis S. Sklar (61)            N/A                Executive Vice President,
The Williams Tower                                Development and Operations, Hines
50th Floor                                        Interests Limited Partnership (real
2800 Post Oak Blvd.                               estate development).
Houston, TX 77056                                 Director/Trustee of the AIM Group II
                                                  Funds.

     * Mr. Graham is an interested person of AIM and the Fund, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

   ** Dates of service based on predecessor funds.

  *** The Board has extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the Fund's business. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the Fund for these services and the overall level of the Fund's operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Four trustees currently serve on the Board of the Trust. Mr. C. Derek Anderson, the fourth trustee of the AIM Group I Funds, has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

     The Board determined that the work of the Trust required, and would be benefited by, a board larger than three trustees. Moreover, the Board noted the increasing complexity of its tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Board and the Nominating Committee have met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of the Fund. In making such recommendation, the Board and the Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds with whom the Board had met on several occasions. The Board and the Nominating Committee also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Board and the Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board and the Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds, since trustees' fees would be allocated across all funds included in The AIM Family of Funds --Registered Trademark--, which consists of the AIM Group I Funds and the AIM Group II Funds.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Board and the Nominating Committee reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Group II Funds. The Board and the Nominating Committee acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held on June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Board and the Nominating Committee reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds, shortly after the shareholder meeting.

     AIM supports the Board's and the Nominating Committee's decision to consolidate the boards of trustees of AIM Group I Funds and AIM Group II Funds.

HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. A trustee of the Fund may resign or may be removed for cause by vote of the holders of a majority of the outstanding shares of the Fund at any time. A majority of the Board may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Boards of the AIM Group I Funds have agreed to extend the retirement date of Mr. Daly to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the Fund's investment performance with its portfolio managers and senior management of AIM;

     - reviewing and approving annually contractual relationships of the Funds with their service providers (e.g., AIM and its affiliates), which review and approval includes evaluating the quality of services provided to the Funds and the fees paid by the Funds;

     - monitoring potential conflicts between the Fund and AIM and its affiliates to help ensure that the Fund continues to be managed in the best interests of the shareholders; and

     - monitoring potential conflicts among the Fund and other AIM Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing committees of the Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. The Audit Committee is responsible for:

     - considering independent accountants for the Fund and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by the Fund's independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

     The Board, including all of the independent trustees who are members of the Audit Committee, met prior to the Fund's fiscal year ended December 31, 2000 to review the audited financial statements of the Fund. The Board has adopted a written charter for the Audit Committee that is attached as Exhibit B. Attached as Exhibit C is a copy of the Audit Committee's Report with respect to the audited financial statements.

     The Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Fund and independent trustee policies, including retirement and/or ownership of Fund shares.

     The Nominating Committee will consider nominees recommended by a shareholder to serve as trustee, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings eight times a year. In addition, the Board or the committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 2000 for the Fund, the Board held seven meetings, the Audit Committee held six meetings and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the most recent fiscal year.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each trustee who is not also an officer of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director/trustee:

                                 AGGREGATE       RETIREMENT BENEFITS   TOTAL COMPENSATION
                                COMPENSATION       ACCRUED BY ALL           FROM ALL
DIRECTOR/TRUSTEE              FROM THE FUND(1)      AIM FUNDS(2)          AIM FUNDS(3)
----------------              ----------------   -------------------   ------------------
Robert H. Graham............       $    0                  N/A              $      0
Frank S. Bayley.............       $6,218                  N/A              $105,000
Ruth H. Quigley.............       $6,218                  N/A              $105,000
Bruce L. Crockett...........       $    0             $ 60,951              $111,500
Owen Daly, II...............       $    0             $ 97,195              $111,500
Albert R. Dowden............       $    0             $      0              $ 13,435
Edward K. Dunn, Jr. ........       $    0             $ 22,138              $111,500
Jack M. Fields..............       $    0             $ 23,019              $108,500
Carl Frischling(4)..........       $    0             $107,507              $111,500
Prema Mathai-Davis..........       $    0             $ 22,606              $111,500
Lewis F. Pennock............       $    0             $ 67,995              $111,500
Louis S. Sklar..............       $    0             $ 87,538              $111,000

(1) Data reflects compensation for the fiscal year ended December 31, 2000. The Fund does not have a deferred compensation plan.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as directors/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

  Retirement Plan for Trustees

     The boards of the AIM Group I Funds have adopted, effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/trustee who has at least five years of credited service as a director/trustee (including service to a predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director's/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/ trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the directors/trustees, and based on the number of such director's/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's/trustee's retirement benefits for the same length of time that the director/trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                              ESTIMATED CREDITED
DIRECTOR/TRUSTEE                                               YEARS OF SERVICE
----------------                                              ------------------
Frank S. Bayley.............................................          15
Bruce L. Crockett...........................................          14
Owen Daly II................................................          14
Albert R. Dowden............................................           0
Edward K. Dunn, Jr. ........................................           3
Jack M. Fields..............................................           4
Carl Frischling.............................................          23
Prema Mathai-Davis..........................................           2
Lewis F. Pennock............................................          19
Ruth H. Quigley.............................................          24
Louis S. Sklar..............................................          11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                                    ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                                 UPON RETIREMENT
--------------------------                                    -------------------------
10..........................................................           $75,000
9...........................................................           $67,500
8...........................................................           $60,000
7...........................................................           $52,500
6...........................................................           $45,000
5...........................................................           $37,500

  Deferred Compensation Agreements

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation arrangements currently in effect for the AIM Group II Funds.

     If re-elected to the Board, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, pursuant to the agreements, have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, assuming their election to the Board, and such amounts are placed into a deferral account. Miss Quigley and Mr. Bayley will have the same option under a deferred compensation agreement. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. The Board may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Fund. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Fund and of each AIM Fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Fund does not pay its officers for the services they provide to the Fund. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

          PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the Fund. The Board is asking you to vote on the new agreement because the Fund may amend the advisory agreement only with shareholder approval. A form of the Fund's proposed Master Investment Advisory Agreement is in Exhibit D.

     The proposed advisory agreement amends the current advisory agreement by:

     - moving the provision of administrative services to a Master Administrative Services Agreement;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - clarifying existing provisions regarding broker-dealer relationships;

     - adding certain provisions relating to certain functions to be performed by AIM in connection with the Fund's securities lending program;

     - clarifying existing liability provisions; and

     - changing the state law that governs the agreement.

     At a meeting held on June 12, 2001, the Board voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for the Fund.

WHO IS THE FUND'S INVESTMENT ADVISOR?

     AIM became the investment advisor for the Fund on May 29, 1998. The current advisory agreement, as amended, was executed on March 31, 2000, and the Fund's shareholders last voted on such agreement, on May 20, 1998. The Board, including a majority of the independent trustees, last approved the current advisory agreement on June 12, 2001.

     AIM is a wholly owned subsidiary of A I M Management Group Inc., a holding company that has been engaged in the financial services business since 1976. The address of AIM and A I M Management Group Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 135 investment portfolios encompassing a broad range of investment objectives. A I M Management Group, Inc. is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officers and directors of AIM is in Exhibit G.

DO ANY OF THE FUND'S TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana
R. Sutton, all of whom are directors and/or executive officers of the Fund, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement for the Fund, AIM acts as investment manager and administrator for the Fund. As investment manager, AIM provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents of the Fund. As administrator, AIM supervises all aspects of the operations of the Fund, and also provides corporate, administrative and clerical personnel and office space and equipment. AIM will not be liable, and the Fund is required to indemnify AIM, for any loss suffered by the Fund unless it results from the willful misfeasance, bad faith or gross negligence on the part of AIM or by AIM's reckless disregard of its duties.

     The current advisory agreement for the Fund will continue in effect from year to year for the Fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of the Fund or AIM may terminate the agreement for the Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     The current advisory agreement for the Fund provides that the Fund will pay or cause to be paid all of its expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Fund in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and

     - all other charges and costs of the Fund's operations unless otherwise explicitly provided.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has voluntarily waived or reduced fees, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

     The annual rates at which AIM receives fees from the Fund under the current advisory agreement, as well as the dollar amounts of advisory fees paid to AIM by the Fund net of any expense limitations or fee waivers, and the advisory fees (if any) waived by AIM for the Fund for the most recent fiscal year-end are as follows:

                    TOTAL NET ASSETS   NET FEES PAID BY
                        FOR THE         THE FUND TO AIM        FEE WAIVERS OR
                     MOST RECENTLY       FOR THE MOST      EXPENSE REIMBURSEMENTS
   ANNUAL RATE         COMPLETED           RECENTLY        FOR THE MOST RECENTLY
(BASED ON AVERAGE    FISCAL PERIOD     COMPLETED FISCAL       COMPLETED FISCAL
DAILY NET ASSETS)       OR YEAR         PERIOD OR YEAR         PERIOD OR YEAR
-----------------   ----------------   -----------------   ----------------------
      0.95%           $486,712,090        $4,722,152                $-0-

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the Fund. AIM provides or arranges for others to provide accounting and administrative services to the Fund. A I M Distributors, Inc. serves as the principal underwriter for the Fund, and A I M Fund Services, Inc. serves as the Fund's transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Exhibit H.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the Fund are in Exhibit I.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To move the provision of administrative services to a Master Administrative Services Agreement;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify existing delegation provisions that are set forth in the current advisory agreement;

     - To clarify existing provisions regarding broker-dealer relationships that are set forth in the current advisory agreement;

     - To add certain provisions relating to certain functions to be performed by AIM in connection with the Fund's securities lending program;

     - To clarify that the Fund is not liable for another AIM Fund's obligations, and that AIM's liability to the Fund does not automatically extend to another AIM Fund; and

     - To change the state law that governs the agreement.

     Each of these changes is discussed more fully below. Except for these changes and changes in the effective dates and the renewal dates, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar.

  Administrative Services

     The Board, in approving the proposed advisory agreement, has approved removing the provision of certain administrative services that are covered under the current advisory agreement, and consolidating those administrative services with the Fund's accounting services in a new Master Administrative Services Agreement. The primary reason for this change is to make the Fund's agreements consistent with similar agreements for the other AIM Funds. If shareholders approve the proposed advisory agreement, the Fund will continue to receive the same accounting and administration services it currently receives and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by the Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement. Compensation under the Master Administrative Services Agreement may be increased by the Trust's Board without shareholder approval.

     Since the adoption of the Master Administrative Services Agreement will not change the administrative services that AIM provides to the Fund or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the Fund.

  Non-Exclusivity Provisions

     The current advisory agreement for the Fund provides that the services furnished by AIM are not deemed to be exclusive and that AIM shall be free to furnish similar services to others so long as its services under an agreement are not impaired. The current advisory agreement also states that it shall not limit or restrict the right of any director or officer of AIM that is also a trustee, officer or employee of the Fund from engaging in any other business.

     AIM has proposed and the trustees have agreed that the non-exclusivity provision in the current advisory agreement for the Fund should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the Fund. The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provisions in the current advisory agreement and provide that neither AIM nor the trustees or officers of the Fund owe an exclusive duty to the Fund. Further, AIM may render investment advisory, administrative and other services to other entities (including investment companies) and trustees and officers of the Fund may serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). However, the proposed advisory agreement explicitly states that the Fund recognizes that AIM's obligations to other clients may adversely affect the Fund's ability to participate in certain investment opportunities. The proposed advisory agreement also states that whenever the Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. In making allocations, AIM will comply with allocation procedures approved by the Board.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisers rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  Broker-Dealer Relationships and Affiliated Brokerage

     The proposed advisory agreement specifies the factors that AIM will consider in selecting broker-dealers to execute particular transactions, and also describes the factors AIM will consider in selecting broker-dealers where it has not delegated trading responsibilities to a sub-adviser. The broker-dealer relationship provisions of the current advisory agreement for the Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  Securities Lending

     If the Fund engages in securities lending, as several of the AIM Funds now do, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the Fund to invest in AIM advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund shall pay AIM a fee of not more than 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Limitation of Liability of AIM, the Fund and Shareholders

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security. Consistent with Delaware law, the proposed advisory agreement includes a new provision stating that AIM's obligations under the agreement are not binding on any shareholders of the Fund individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make the Fund's agreement consistent with similar agreements for the other AIM Funds.

  State Law Governing the Agreements

     Questions of state law under the current advisory agreement is governed by the laws of Delaware. Under the proposed advisory agreement, Texas law would apply. The Board has determined that, because the advisory service will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement. The primary reason for this change is to make the Fund's agreement consistent with similar agreements for the other AIM Funds.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on June 12, 2001. The independent trustees also discussed approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist it in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to the Fund.

  The Qualifications of AIM to Provide Investment Advisory Services.

     The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the Fund, and noted that persons providing services to the Fund would not change if the proposed advisory agreement is approved by the shareholders.

  The Range of Investment Advisory Services Provided by AIM.

     The Board reviewed the services to be provided by AIM under the proposed advisory agreement and noted that no changes in the level or type of services provided by AIM would occur if the proposed advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

  The Qualifications of AIM to provide a Range of Management and Administrative Services.

     The Board reviewed the general nature of the non-investment advisory service performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision by AIM of administrative services to the Fund. The Board also reviewed the proposed form of Master Administra-tive Services Agreement, noted that the overall services to be provided under the existing arrangement and under the proposed Master Administrative Services Agreement are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

  The Performance Record of the Fund.

     The Board determined that AIM has provided high quality services with respect to the Fund, after considering performance information that it received during the past year from AIM regarding the Fund. The Board also determined that the Fund's performance would not have been effected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that the Fund is not currently engaged in securities lending. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Advisory Fees and Expenses

     At a previous meeting at which the Board approved the annual renewal for the current advisory agreement, the Board examined the expense ratio and the level of advisory fees for the Fund and compared them with those of other similar funds. The Board concluded that the Fund's expense ratio and advisory fees were fair and reasonable in comparison with those of other similar funds and in light of the investment management services provided by AIM under the current advisory agreement. No changes to the advisory fees are being proposed under the proposed advisory agreement, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending.

  The Profitability of AIM.

     The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

  The Terms of the Proposed Advisory Agreement.

     The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the Fund if it engages in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to take advantage of that environment.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the proposed advisory agreement will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders do not approve the proposed advisory agreement with respect to the Fund, the current advisory agreement will continue in effect for the Fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

               PROPOSAL 3: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. (INVESCO) (the proposed sub-advisory agreement). The Board is asking you to vote on a new sub-advisory agreement because the sub-advisory agreement may only be amended with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO is in Exhibit E.

     At meetings held on June 12, 2001, the Board, including a majority of the independent trustees, voted to recommend that you approve a proposal to adopt a new sub-advisory agreement for the Fund.

WHO IS THE SUB-ADVISER?

     INVESCO is a company incorporated in the state of New York and has its principal office at 1166 Avenue of the Americas, New York, NY 10036. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC and is an affiliate of AIM. INVESCO has been an investment adviser since February 13, 1990 and became the sub-adviser for the Fund on May 29, 1998. The current sub-advisory agreement, as amended (the current sub-advisory agreement), was executed on March 31, 2000, and was last submitted to the Fund's shareholders for approval on May 20, 1998. The Board, including a majority of the independent trustees, last approved the current sub-advisory agreement at a meeting held on June 12, 2001. A list of INVESCO's principal executive officer and directors is in Exhibit G.

WHAT ARE THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENT?

     Under the current sub-advisory agreement, INVESCO provides general investment advice and portfolio management to the Fund. Under the terms of its current sub-advisory agreement with the Fund, INVESCO, subject to the supervision of the trustees of the Fund and AIM, and in conformance with the stated policies of the Fund, manages the investment operations of the Fund. INVESCO not only makes investment decisions for the Fund, but also places the purchase and sale orders for the portfolio transactions of the Fund. INVESCO may follow a policy of considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions.

     Specifically, INVESCO is required to perform the following services under the current sub-advisory agreement:

     - To provide a continuous investment program for the Fund, including investment research and management;

     - In all matters relevant to the agreement, to act in conformity with respect to all of the Fund's assets with (i) the Fund's Declaration of Trust, bylaws and registration statements and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for the Fund and the broker and dealers through whom trade will be executed;

     - Whenever INVESCO simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more accounts advised by INVESCO, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the Fund's securities transactions in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The current sub-advisory agreement will continue from year to year for the Fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees cast at a meeting called for such purpose. The sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO under the current sub-advisory agreement, AIM pays to INVESCO a fee that is computed daily and paid on or before the last day of each month on the basis of the Fund's net asset value, using for each daily calculation the most recently determined net asset value for the Fund. The annual rates at which INVESCO receives fees from AIM under the current sub-advisory agreement, total net assets and the dollar amounts of sub-advisory fees, net of any expense limitations or fee waivers, paid to INVESCO or its predecessor by AIM for the most recent fiscal period or year ended are as follows:

                                           FEES PAID BY AIM TO
                   TOTAL NET ASSETS FOR      INVESCO FOR THE
   ANNUAL RATE       THE MOST RECENTLY        MOST RECENTLY
(BASED ON AVERAGE    COMPLETED FISCAL        COMPLETED FISCAL
DAILY NET ASSETS)     PERIOD OR YEAR          PERIOD OR YEAR
-----------------  ---------------------  ----------------------
      0.48%            $486,712,090             $2,385,929

HOW DO THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

     The proposed sub-advisory agreement differs from the current sub-advisory agreement primarily because it:

     - Clarifies that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash equivalents of the Fund. This change permits AIM to retain the right to manage all or some of the assets.

     - Explicitly acknowledges the sub-advisor's duty to maintain compliance procedures for the Fund that the sub-adviser and AIM reasonably believe are adequate to ensure the Fund's compliance with the 1940 Act and the investment objective and policies of the Fund.

     - Revises the compensation section so that INVESCO would receive an annual fee, computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets (i.e., 0.38% of the Fund's average daily net assets). Under the current sub-advisory agreement, INVESCO receives a monthly fee at an annual rate of 0.48% of the Fund's average daily net assets. The effect of the proposed sub-advisory agreement would result in AIM retaining an increased portion of its portion of the annual fee and a corresponding decrease to INVESCO on its portion of the annual fee. The proposed sub-advisory agreement does not increase the advisory fees paid by the Fund.

     - Omits provisions that the Fund will bear all expenses not specifically assumed by AIM and INVESCO that were incurred in its operations and offering of its shares.

     - Adds provisions proportionately reducing the fee payable to INVESCO or requiring INVESCO to proportionately reimburse AIM, as applicable, in situations where AIM's compensation as adviser is reduced because of contractual fee waivers or expense limitations.

     - Adds a notice provision that sets forth procedures with respect to how parties give notices to each other under the contract.

     - Changes the governing state law from Delaware to Texas because the primary advisory services will take place in Texas.

     Except for the above changes, the terms of the current sub-advisory agreement and the proposed sub-advisory agreement are substantially similar.

WHAT FEES ARE CHARGED BY THE SUB-ADVISER TO SIMILAR FUNDS ADVISED BY IT?

     The advisory fee schedule for other funds advised by INVESCO with similar investment objectives as the Fund are in Exhibit I.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE SUB-ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed sub-advisory agreement at a meeting in person held on June 12, 2001. The independent trustees also discussed approval of the proposed sub-advisory agreement with independent counsel at that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM and INVESCO to assist in its deliberation.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current sub-advisory agreement with the Fund.

     - The qualifications of INVESCO to provide sub-advisory services. The Board reviewed the credentials and experience of the officers and employees of INVESCO who provide sub-advisory services to the Fund, and noted that the persons providing services to the Fund would not change if the new sub-advisory agreement is approved by shareholders.

     - The range of sub-advisory services provided by INVESCO. The Board reviewed the services to be provided by INVESCO under the new sub-advisory agreement, and noted that no changes in the level or type of services provided by INVESCO would occur if the shareholders approve the new sub-advisory agreement.

     - The fees payable to INVESCO for its services. The Board noted that the compensation payable to INVESCO would change under the proposed sub-advisory agreement. If the proposed sub-advisory agreement is approved, INVESCO will receive compensation based on that portion of the assets of the Fund it manages (the sub-advised assets), rather than on all assets of the Fund. In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets, rather than a percentage of the average weekly net assets of each Fund. The Board noted that these changes had been agreed to by AIM and INVESCO, as well as by AMVESCAP, the indirect parent of AIM and INVESCO. The Board also noted that the proposed changes to the compensation to

       INVESCO had no effect on the amount of advisory fees paid by the Fund, since the fees are payable by AIM. For the last fiscal year ended, and under the current sub-advisory agreement, INVESCO received $2,385,929 in sub-advisory fees from AIM. If the proposed sub-advisory fee had been in effect, INVESCO would have received $1,888,861 in sub-advisory fees. This difference represents a 20.83% decrease in sub-advisory fees to be paid to INVESCO by AIM.

     - The Fund's performance record. The Board determined that INVESCO has provided satisfactory services to the Fund, after considering performance information that it received during the past year from INVESCO. The Board also determined that the Fund's performance would not have been affected if the proposed sub-advisory agreement had been in effect during the past fiscal year, because in both cases the fees are payable by AIM. The Board noted that the proposed change in INVESCO's compensation will not affect the compensation that the Fund pays to AIM as investment adviser and, therefore, will not have any effect on the performance of the Fund.

     - The profitability of INVESCO. The Board considered information concerning the profitability of INVESCO's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the sub-advisory fees were being proposed other than providing that INVESCO will receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets, as opposed to a percentage of average weekly net assets. The Board noted that the change to the sub-advisory fees may reduce the amounts payable to INVESCO, but that INVESCO had assured the Board that any potential reduction would not affect the nature or quality of the services provided by it to the Fund. The Board also noted that the proposed change in INVESCO's compensation will not affect the compensation that the Fund pays to AIM as investment adviser.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO should have the flexibility to take advantage of that environment.

     After considering the above factors, the Board concluded that it is in the best interests of the Fund and their shareholders to approve the new sub-advisory agreement.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent trustees of the Board have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees of the Board and paid for by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new sub-advisory agreement will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders do not approve the proposed sub-advisory agreement with respect to the Fund, the current sub-advisory agreement will continue in effect for the Fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

             PROPOSAL 4: APPROVAL OF NEW SUB-SUB-ADVISORY AGREEMENT

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new sub-sub-advisory agreement between INVESCO Senior Secured Management, Inc. (INVESCO) and INVESCO, Inc. (Sub-Sub-Adviser) (the proposed sub-sub-advisory agreement). The Board is asking you to vote on a new sub-sub-advisory agreement because the sub-sub-advisory agreement may only be amended with shareholder approval. The form of the proposed Master Intergroup Sub-Sub-Advisory Contract for Mutual Funds between INVESCO and Sub-Sub-Adviser is provided in Exhibit F.

     At meetings held on June 12, 2001, the Board, including the independent trustees, voted to unanimously recommend that you approve a proposal to adopt a new sub-sub-advisory agreement for the Fund.

WHO IS THE SUB-SUB-ADVISER?

     The Sub-Sub-Adviser is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, NE, Suite 100, Atlanta, GA 30309. The Sub-Sub-Adviser has been an investment adviser since December 30, 1988 and became the sub-sub-adviser for the Fund on May 29, 1998. The current Sub-Sub-Advisory Agreement, as amended (current sub-sub-advisory agreement), was executed on March 31, 2000 and was last submitted to a vote of shareholders for approval on May 20, 1998. The Board, including a majority of the independent trustees, last approved the current sub-sub-advisory agreement at meeting held on June 12, 2001. A list of the Sub-Sub-Adviser's principal executive officers and directors is provided in Exhibit G.

WHAT ARE THE TERMS OF THE CURRENT SUB-SUB-ADVISORY AGREEMENT?

     Under the current sub-sub-advisory agreement, Sub-Sub-Adviser provides general investment advice and portfolio management to the Fund for a portion of the investments of the Fund to be determined by INVESCO. Under the terms of its current sub-sub-advisory agreement with INVESCO and the Sub-Sub-Adviser, subject to the supervision of the trustees of the Fund, AIM and INVESCO and in conformance with the stated policies of the Fund, the Sub-Sub-Adviser makes investment decisions for that portion of the Fund assets as determined by INVESCO, which typically comprise cash, cash equivalents, short-term investment grade debt obligations and, from time to time, high yield bonds.

     The current sub-sub-advisory agreement will continue from year to year for the Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees cast at a meeting called for such purpose. The sub-sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by the Sub-Sub-Adviser under the current sub-sub-advisory agreement, INVESCO pays to the Sub-Sub-Adviser a fee that is computed daily and paid on or before the last day of each month on the basis of the Fund's net asset value, using for each daily calculation the most recently determined net asset value for the Fund. The annual rates at which the Sub-Sub-Adviser receives fees from INVESCO under the current sub-sub-advisory agreement, the total net assets and the dollar amounts of sub-sub-advisory fees, net of any expense limitations or fee waivers, paid to the Sub-Sub-Adviser or its predecessor by INVESCO for the most recent fiscal period or year ended are as follows:

                                                        FEES PAID BY
                            TOTAL NET ASSETS FOR       INVESCO TO THE
                             THE MOST RECENTLY     SUB-SUB-ADVISER FOR THE
  ANNUAL RATE (BASED ON       COMPLETED FISCAL     MOST RECENTLY COMPLETED
AVERAGE DAILY NET ASSETS)      PERIOD OR YEAR       FISCAL PERIOD OR YEAR
-------------------------   --------------------   -----------------------

          0.48%                 $486,712,090                 $0

HOW DO THE TERMS OF THE PROPOSED SUB-SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-SUB-ADVISORY AGREEMENT?

     The proposed sub-sub-advisory agreement differs from the current sub-sub-advisory agreement primarily because it:

     - Explicitly acknowledges the Sub-Sub-Adviser's duty to maintain compliance procedures for the Fund that the Sub-Sub-Adviser and INVESCO reasonably believe are adequate to ensure the Fund's compliance with the 1940 Act and the investment objective and policies of the Fund.

     - Revises the compensation section so that the Sub-Sub-Adviser would receive an annual fee, computed daily and paid monthly, at the rate of 40% of INVESCO's compensation on the sub-sub-advised assets.

     - Omits provisions that the Fund will bear all expenses not specifically assumed by the Sub-Sub-Adviser and that were incurred in its operations and offering of its shares.

     - Adds provisions proportionately reducing the fee payable to the Sub-Sub-Adviser or requiring the Sub-Sub-Adviser to proportionately reimburse INVESCO, as applicable, in situations where INVESCO's compensation as sub-adviser is reduced because of contractual fee waivers or expense limitations.

     - Adds a notice provision that sets forth procedures with respect to how parties give notices to each other under the contract.

     Except for the above changes, the terms of the current sub-sub-advisory agreement and the proposed sub-sub-advisory agreement are substantially similar.

WHAT FEES ARE CHARGED BY THE SUB-SUB-ADVISER TO SIMILAR FUNDS ADVISED BY IT?

     The advisory fee schedule for other funds advised by INVESCO, Inc. with similar investment objectives as these Funds are in Exhibit H.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE SUB-SUB-ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed sub-sub-advisory agreement at a meeting in person held on June 12, 2001. The independent trustees also discussed approval of the proposed sub-sub-advisory agreement with independent counsel at that meeting. In evaluating the proposed sub-sub-advisory agreement, the Board requested and received information from INVESCO and the Sub-Sub-Adviser to assist in its deliberation.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current sub-sub-advisory agreement with the Fund.

     - The qualifications of the Sub-Sub-Adviser to provide sub-sub-advisory services. The Board reviewed the credentials and experience of the officers and employees of the Sub-Sub-Adviser who provide sub-sub-advisory services to the Fund, and noted that the persons providing services to the Fund would not change if the new sub-sub-advisory agreement is approved by shareholders.

     - The range of sub-advisory services provided by the Sub-Sub-Adviser. The Board reviewed the services to be provided by the Sub-Sub-Adviser under the new sub-sub-advisory agreement, and noted that no changes in the level or type of services provided by the Sub-Sub-Adviser would occur if the shareholders approve the new sub-sub-advisory agreement.

     - The fees payable to the Sub-Sub-Adviser for its services. The Board noted that the compensation payable to the Sub-Sub-Adviser would still be based on that portion of the assets of the Fund it manages (the sub-sub-advised assets), but would be changed from 0.48% of those assets to 40% of the sub-advisory fees that the Sub-Adviser receives on such sub-sub-advised assets. The Board noted that these changes had been agreed to by AIM, INVESCO and the Sub-Sub-Adviser, as well as by AMVESCAP, the indirect parent of AIM, INVESCO and the Sub-Sub-Adviser. The Board also noted that the proposed changes to the compensation to the Sub-Sub-Adviser had no effect on the amount of fees paid by the Fund, since the fees are payable by INVESCO.

     - The Fund's performance record. The Board determined that the Sub-Sub-Adviser has provided satisfactory services to the Fund, after considering performance information that it received during the past year from the Sub-Sub-Adviser. The Board also determined that the Fund's performance would not have been affected if the proposed sub-sub-advisory agreement had been in effect during the past fiscal year. The Board noted that the proposed change in the Sub-Sub-Adviser's compensation will not affect the compensation that the Fund pays to AIM as investment adviser and, therefore, will not have any effect on the performance of the Fund.

     - The profitability of the Sub-Sub-Adviser. The Board considered information concerning the profitability of the Sub-Sub-Adviser's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that the change to the sub-sub-advisory fees may reduce the amounts payable to the Sub-Sub-Adviser, but that the Sub-Sub-Adviser had assured the Board that any potential reduction would not affect the nature or quality of the services provided by it to the

       Fund. The Board also noted that the proposed change in the Sub-Sub-Adviser's compensation will not affect the compensation that the Fund pays to AIM as investment adviser.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that the Sub-Sub-Adviser should have the flexibility to take advantage of that environment.

     After considering the above factors, the Board concluded that it is in the best interests of the Fund and their shareholders to approve the new sub-sub-advisory agreement.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-sub-advisory agreement, the independent trustees of the Board have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees of the Board and paid for by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     If approved, the new sub-sub-advisory agreement will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders do not approve the proposed sub-sub-advisory agreement with respect to the Fund, the current sub-sub-advisory agreement will continue in effect for the Fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                 PROPOSAL 5: APPROVAL OF CHANGES TO THE FUND'S
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT AM I BEING ASKED TO APPROVE?

     The Board proposed several changes to certain of the Fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any such change.

     Pursuant to the 1940 Act, the Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the Fund operates pursuant to its investment objective and policies. This objective and these policies govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to certain of the Fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds operate. The Board approved these changes to the investment restrictions at a meeting held on June 12, 2001.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     AIM and the Board expect that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the Fund with as much investment flexibility as is possible under the 1940 Act. AIM and the Board believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission (SEC) without receiving prior shareholder approval.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The current fundamental investment restrictions for the Fund are set forth in Exhibit J.

     Each proposed change to the Fund's fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the Fund will have this flexibility, if the proposed fundamental investment restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the Fund. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. AIM has informed the Board that it does not expect any of the proposed changes, except as may be specifically noted below, to have a material impact on the Fund's operations.

     For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

  What Are the Proposed Changes?

     Upon the approval of Proposal 5A, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

     "The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on borrowing money or issuance of senior securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may borrow for leveraging, to refinance repurchase offers, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes."

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

  What Are the Proposed Changes?

     Upon the approval of Proposal 5B, the existing fundamental restriction on underwriting securities would be modified as follows:

     "The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

  What Are the Proposed Changes?

     Upon the approval of Proposal 5C, the existing fundamental restriction on real estate investments would be modified as follows:

     "The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES

  What Are the Proposed Changes?

     Upon the approval of Proposal 5D, the existing fundamental restriction on purchasing or selling physical commodities would be modified as follows:

     "The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

  What Are the Proposed Changes?

     Upon the approval of Proposal 5E, the existing fundamental restriction on making loans would be modified as follows:

     "The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Fund from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of the Fund.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

     "In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order."

     The Fund currently has a fundamental policy regarding lending its portfolio securities. This fundamental policy (i) limits the value of the Fund's portfolio securities that may be loaned to 33 1/3% of the Fund's total assets and (ii) requires any collateral received for such loans to be cash or securities issued by the U.S. Government, maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If you approve the proposed changes, this fundamental policy will be eliminated. There is no legal requirement for the Fund to have this fundamental policy, which simply restates certain of the current 1940 Act Laws, Interpretations and Exemptions in connection with portfolio lending. In addition, eliminating this fundamental policy will maximize the Fund's flexibility in this area because the Fund will be able to take advantage of changes in the 1940 Act Laws, Interpretations and Exemptions. Accordingly, the Board believes that this policy should be eliminated. The Board does not expect this change to have any material impact on the Fund's current operations.

F. NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN A FUND

  What Are the Proposed Changes?

     Upon the approval of Proposal 5F, the following fundamental restriction on investing in a fund would be added for the Fund:

     "The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit the Fund to invest all of its assets in another fund. At present the Board has not considered any specific proposal to authorize the Fund to invest all of its assets in this fashion. The Board will authorize investing the Fund's assets in another fund only if the Board first determines that is in the best interests of the Fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of the Fund and permit it to take advantage of potential efficiencies in the future available through investment in another fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their investments in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the Fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     The Fund's methods of operation and shareholder services would not be materially affected by its investment in another fund, except that the assets of the Fund might be managed as part of a larger pool. If the Fund invested all of its assets in another fund, it would hold only investment securities issued by the fund, and the fund would invest directly in individual securities of other issuers. The Fund otherwise would continue its normal operations. The Board would retain the right to withdraw the Fund's investments from the fund, and the Fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the Fund may be reduced.

     If you approve the proposed restriction, the Fund will have the ability to invest all of its assets in another investment company. Because the Fund does not currently intend to do so, the following non-fundamental investment restriction will become effective for the Fund:

     "Notwithstanding the fundamental restriction with regard to investing all assets in a fund, the Fund may not invest all of its assets in the securities of a single management investment company with the same fundamental investment objectives, policies and restrictions as the Fund."

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

     If you approve each of the above proposals, the proposed fundamental investment restrictions will replace the Fund's current fundamental investment restrictions. Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions which have not changed (if any), will become the fundamental investment restrictions under which the Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be effective September 1, 2001, upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

     If one or more of the changes contemplated by Proposal 5 are not approved by the Fund's shareholders, the related existing fundamental restriction(s) of the Fund will continue in effect.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

                  PROPOSAL 6: APPROVAL OF CHANGING THE FUND'S
               INVESTMENT OBJECTIVE AND MAKING IT NON-FUNDAMENTAL

WHAT AM I BEING ASKED TO APPROVE?

     The current investment objective of the Fund is a high level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities that meet credit standards established by its investment manager, AIM, and its sub-advisor, INVESCO.

     The Board proposes changing the Fund's investment objective to: "to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured loans and senior secured debt securities." The Fund will retain a non-fundamental investment policy to "invest primarily in senior secured corporate loans and senior secured debt securities that meet credit standards established by the Fund's investment manager, AIM, and its sub-adviser, INVESCO." This separation of the investment objective and policies is more consistent with the other AIM Funds and industry practice. It will provide more investment flexibility for the Fund, and will also assist in monitoring the Fund's portfolio compliance. The Board does not expect the change to the Fund's investment objective to result in any changes in the day-to-day operations of the Fund.

     The Fund's investment objective is fundamental; therefore, any change to it requires shareholder approval. The Board recommends that you approve changing the Fund's investment objective. The Board also recommends that you approve making the Fund's investment objective non-fundamental. This will give the Board the flexibility to make appropriate changes to the investment objective if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Board does not anticipate making changes to the investment objective of the Fund at the present time. In the event the Board were to change the Fund's investment objective, shareholders would receive notice prior to the change being implemented.

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

     The Board anticipates that this proposal, if approved, will be effective September 1, 2001, upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 6.

                    PROPOSAL 7: RATIFICATION OF SELECTION OF
                           PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected PricewaterhouseCoopers LLP (PwC) as independent accountants for the Fund for the fiscal year ending in 2001. You are being asked to ratify the selection of PwC as independent accountants.

WHY HAS THE BOARD SELECTED PWC AS THE INDEPENDENT ACCOUNTANTS?

     PwC was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. PwC also serves as independent accountants of some of the other AIM Funds.

     PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board that they are independent accountants with respect to the Fund.

     The independent accountants examine annual financial statements for the Fund and provide other non-audit and tax-related services to the Fund. The independent accountants also provide certain non-audit services to AIM and its affiliates. In determining that PwC was independent, the Board has considered whether the non-audit services provided by PwC to the Fund and AIM and its affiliates who provide services to the Fund are compatible with maintaining the independence of PwC in its audit of the Fund.

WHAT DID THE FUND PAY ITS INDEPENDENT ACCOUNTANTS DURING THE LAST FISCAL YEAR?

  Fund Related Fees

     Audit Fees. For the fiscal year ended December 31, 2000, the Fund paid approximately $61,453 in fees for professional services rendered by PwC for the audit of annual financial statements for the Fund.

     All Other Fees. For the fiscal year ended December 31, 2000, PwC was also paid by the Fund approximately $2,500 for tax-related services rendered to the Fund.

  Non-Fund Related Fees

     Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PwC to AIM and its affiliates that provide services to the Fund during the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to AIM and its affiliates who provide services to the Fund was approximately $792,000 for the fiscal year ended December 31, 2000.

WILL A REPRESENTATIVE FROM PWC BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of PwC will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

     Information about the executive officers of the Fund is in Exhibit K.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of shares of the Fund by the trustees and the executive officers of the Fund is in Exhibit L. To the knowledge of the Fund's management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of the Fund, except as indicated in Exhibit L.

WHO ARE THE INVESTMENT ADVISER, SUB-ADVISER, SUB-SUB-ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUND?

     AIM serves as the investment adviser and administrator for the Fund. INVESCO Senior Secured Management, Inc. serves as the sub-adviser for the Fund. INVESCO, Inc. serves as the sub-sub-adviser for the Fund.

     A I M Distributors, Inc. serves as the principal underwriter of the Fund. The principal address for AIM and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

HAS THE FUND HIRED A PROXY SOLICITOR?

     The Fund has engaged the services of Georgeson Shareholder Communications Inc. (GSC) to assist in soliciting proxies for the meeting. The Fund estimates that the aggregate cost of GSC's services will be approximately $19,200. The Fund will bear the cost of soliciting proxies. The Fund expects to solicit proxies principally by mail, but either the Fund or GSC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Fund may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Fund, at the address set forth on the first page of this proxy statement. To be considered for presentation at a meeting of shareholders, the Fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should properly come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                                                       EXHIBIT A

                        SHARES OF AIM FLOATING RATE FUND
                          OUTSTANDING ON MAY 30, 2001

                                                       NUMBER OF SHARES
                                                        OUTSTANDING ON
NAME OF FUND (CLASS)                                     MAY 30, 2001
--------------------                                   ----------------
AIM Floating Rate Fund
  Class B...........................................    46,876,462.35
  Class C...........................................     4,113,487.94

                                                                       EXHIBIT B

                             AIM FLOATING RATE FUND

                            AUDIT COMMITTEE CHARTER

     The Audit Committee shall be comprised of all of the independent trustees.

     The Audit Committee must annually recommend to the Board the selection of external auditors, approval of the contract, the fees to be charged and the scope and adequacy of the audit. The Committee also reviews any special projects to be performed by the external accountants and will again seek assurance from the external auditors of their independence.

     The Advisor is responsible for maintaining appropriate accounting systems, procedures and controls and it is the external auditors' function to carry out a proper audit while the Audit Committee's responsibility is one of oversight of the financial reporting and accounting systems for the funds with the goal that each fund's financial statements will present the shareholders with a fair and accurate account of that fund's operations and financial position. Toward that goal, the Audit Committee must work closely with management, the chief internal accounting officers and the independent auditors to fulfill this oversight role.

     The Audit Committee shall also:

     Evaluate the soundness of accounting policies and procedures employed by the Advisor and reviewed by the external auditors. The policies and procedures should be those "best practices" preferred by regulatory authorities. The independent trustees should be apprised of any proposed changes in accounting procedures so that they may understand the necessity for the changes and the prospective benefits to the funds and shareholders.

     Review the semi-annual and annual reports for each fund as well as the independent auditor's report to management and management's response.

     Review the effectiveness of or deficiencies in the Advisor's accounting controls and operations and any recommendations to improve current systems or procedures.

     Consider any extraordinary or sensitive reporting issue, any material weakness or deficiency cited by the internal or external accountants or regulatory authorities and any adjustments that would affect financial reporting.

     The Audit Committee should review reports of the soundness of the Advisor's financial accounting operations and systems with regard to:

     Pricing and Valuation
     Allocation of trades and expenses
     Risk management and complex securities monitoring
     Compliance
     Disclosure

     The Audit Committee also reviews financial reports and any inconsistencies in financial reporting and compares actual operating results with financial forecasts. Audit Committee members are expected to keep up to date with any new accounting rules and regulations affecting financial statements that may be brought to their attention by management or the external auditors.

     The Audit Committee also reviews the Transfer Agency operations and internal controls with regard to:

     efficiency of shareholder services, transaction accounting and tax reporting reporting to shareholders the federal and state taxes on dividends, capital distributions, foreign tax credits, etc.

     shareholder communications, especially complaints, and the timeliness of the response

     The Audit Committee should also review custodial operations and internal controls with regard to:

     safekeeping of cash and securities held

     the frequency of reconciliations between custodial and Advisor records and reconciliation review by the independent accountants procedures for indemnification of the funds against loss, theft, fraud or nationalization by foreign countries or foreign currency restrictions or changes

     The Audit Committee meets as often as necessary, but at least once a year with the external auditors without management being present and also meets separately with the chief accounting officers of the Advisor. The Audit Committee Chairman reports to the full Board at every meeting, and minutes of all Audit Committee meetings are kept and submitted to the Board.

                                                                       EXHIBIT C

                             AUDIT COMMITTEE REPORT

                             AIM FLOATING RATE FUND
                               BOARD OF TRUSTEES

     The Audit Committee of the Board of Trustees of AIM Floating Rate Fund (the "Fund") has reviewed the Fund's audited financial statements for the fiscal year ended December 31, 2000. In conjunction with its review, the Audit Committee has met with the management of the Fund to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Fund's independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required pursuant to SAS 61 and has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with PWC the independence of PWC.

     Based on this review and discussion, the Audit Committee recommended to the Fund's Board of Trustees that the audited financial statements be included in the Fund's Annual Report on Form N-30D for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     This report has been approved by all of the of the members of the Audit Committee (whose names are listed below), who are the independent trustees of the Fund.

                                                               C. Derek Anderson
                                                                 Frank S. Bayley
                                                                 Ruth H. Quigley

                                                                       EXHIBIT D

                             AIM FLOATING RATE FUND

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this 1st day of September, 2001, by and between AIM Floating Rate Fund, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an closed-end, non-diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created one separate series portfolio (such portfolio and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2003, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


Attest:                                  AIM FLOATING RATE FUND
                                         (a Delaware business trust)


                                         By:
---------------------------------------     ------------------------------------
Assistant Secretary                         President

(SEAL)

Attest:                                  A I M Advisors, Inc.


                                         By:
---------------------------------------     ------------------------------------
Assistant Secretary                         President

(SEAL)

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                               EFFECTIVE DATE OF
NAME OF FUND                                                   ADVISORY AGREEMENT
------------                                                   ------------------
AIM Floating Rate Fund......................................   September 1, 2001

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                             AIM FLOATING RATE FUND

                                  ANNUAL RATE

                                     0.95%

                                                                       EXHIBIT E

                    MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS

     This contract is made as of the 1st day of September, 2001, between A I M Advisors, Inc. hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 and INVESCO Senior Secured Management, Inc., hereinafter "Sub-Adviser," 1166 Avenue of the Americas, New York, NY 10036.

     WHEREAS:

          (A) Adviser has entered into an investment advisory agreement with AIM Floating Rate Fund (hereinafter "Trust"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          (B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

          (C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth in the attachments hereto. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Duties as Sub-Adviser.

          (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

          (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5. Compensation.

          (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

          (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under the investment advisory agreement.

     7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2003. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

          (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty,
     (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or
     (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Delegation of Responsibilities. The Sub-Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more secondary sub-advisers, and may enter into agreements with secondary sub-advisers, and may replace any such secondary sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such secondary sub-advisers by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     10. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     11. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1166 Avenue of the Americas, New York, NY 10036.

     12. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS INC.                      INVESCO SENIOR SECURED MANAGEMENT, INC.

By:                                      By:
   -----------------------------------      ------------------------------------

Name:                                    Name:
     ---------------------------------        ----------------------------------

Its:                                     Its:
    ----------------------------------       -----------------------------------

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                                EFFECTIVE DATE OF
NAME OF FUND                                                  SUB-ADVISORY AGREEMENT
------------                                                  ----------------------
AIM Floating Rate Fund                                          September 1, 2001

                                                                       EXHIBIT F

                  MASTER INTERGROUP SUB-SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS

     This contract is made as of the 1st day of September, 2001, between INVESCO Senior Secured Management, Inc., hereinafter "Sub-Adviser," 1166 Avenue of the Americas, New York, NY 10036 and INVESCO, Inc., hereinafter "Secondary Sub-Adviser," 1166 Avenue of the Americas, New York, NY 10036.

     WHEREAS:

          (A) Sub-Adviser has entered into a investment sub-advisory agreement with A I M Advisors, Inc., ("Adviser") with respect to AIM Floating Rate Fund (hereinafter "Trust"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          (B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

          (C) Secondary Sub-Adviser represents that it is licensed under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

          (D) Sub-Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Sub-Adviser hereby appoints Secondary Sub-Adviser as Secondary Sub-Adviser of each Fund for the period and on the terms set forth in the attachments hereto. Secondary Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Duties as Secondary Sub-Adviser.

          (a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Adviser and Sub-Adviser, the Secondary Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Sub-Advised Assets"), such Sub-Sub-Advised Assets to be determined by the

     Sub-Adviser. The Secondary Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

          (b) The Secondary Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Secondary Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's, Sub-Adviser's, or Secondary Sub-Adviser's other clients with research, analysis, advice and similar services. The Secondary Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Secondary Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser, the Sub-Adviser and the Secondary Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Secondary Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Secondary Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Secondary Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          (c) The Secondary Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Sub-Adviser with such periodic and special reports as the Board, Adviser or Sub-Adviser reasonably may request. Secondary Sub-Adviser hereby agrees that all records which it maintains for the Sub-Adviser are the property of the Sub-Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Sub-Adviser and which are required to be maintained, and further agrees to surrender promptly to the Sub-Adviser any records which it maintains for the Sub-Adviser upon request by the Sub-Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Secondary Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Secondary

Sub-Adviser shall maintain compliance procedures for the Funds that it, the Adviser and the Sub-Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Secondary Sub-Adviser hereunder are not to be deemed exclusive and Secondary Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Secondary Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5. Compensation.

          (a) For the services provided to a Fund under this Contract, Sub-Adviser will pay Secondary Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Sub-Adviser's compensation on the Sub-Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

          (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Sub-Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Sub-Adviser, the fee payable hereunder to the Secondary Sub-Adviser shall be reduced proportionately; and to the extent that the Sub-Adviser reimburses the Fund as a result of such expense limitations, the Secondary Sub-Adviser shall reimburse the Sub-Adviser that proportion of such reimbursement payments which the sub-sub-advisory fee hereunder bears to the sub-advisory fee under the sub-investment advisory agreement.

     7. Limitation of Liability of Secondary Sub-Adviser and Indemnification. Secondary Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Secondary Sub-Adviser in the performance by Secondary Sub-Adviser of its duties or from reckless disregard by Secondary Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Secondary Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Secondary Sub-Adviser even though paid by it.

     8. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2003. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

          (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty,
     (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Secondary Sub-Adviser; or (ii) by the Sub-Adviser on sixty days' written notice to Secondary Sub-Adviser; or (iii) by the Secondary Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Adviser and the Secondary Sub-Adviser shall be 1166 Avenue of the Americas, New York, NY 10036.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO SENIOR MANAGEMENT, INC.          INVESCO, INC.

By: ----------------------------------   By: ----------------------------------

Name: -------------------------------    Name: -------------------------------

Its: ----------------------------------  Its: ----------------------------------

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                               EFFECTIVE DATE OF
NAME OF FUND                                                   ADVISORY AGREEMENT
------------                                                   ------------------
AIM Floating Rate Fund......................................   September 1, 2001

                                                                       EXHIBIT G

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc.

NAME AND ADDRESS*       POSITION WITH AIM               PRINCIPAL OCCUPATION
-----------------       -----------------               --------------------
Gary T. Crum.........  Director and Senior    Director and President, AIM Capital
                       Vice President         Management, Inc.; Director and Executive
                                              Vice President, A I M Management Group
                                              Inc.; and Director, A I M Distributors,
                                              Inc. and AMVESCAP PLC.
Robert H. Graham.....  Director and           Director, President and Chief Executive
                       President              Officer, A I M Management Group Inc.;
                                              Director and Senior Vice President,
                                              A I M Capital Management, Inc., A I M
                                              Distributors, Inc., A I M Fund Services,
                                              Inc. and Fund Management Company; and
                                              Director and Vice Chairman, AMVESCAP
                                              PLC.
Dawn M. Hawley.......  Director, Senior       Senior Vice President, Chief Financial
                       Vice President and     Officer, and Treasurer, A I M Management
                       Treasurer              Group Inc.; and Vice President and
                                              Treasurer, A I M Capital Management,
                                              Inc., A I M Distributors, Inc., A I M
                                              Fund Services, Inc. and Fund Management
                                              Company.
Carol F. Relihan.....  Director, Senior       Senior Vice President, General Counsel
                       Vice President,        and Secretary, A I M Management Group
                       General Counsel and    Inc.; Director, Vice President and
                       Secretary              General Counsel, Fund Management
                                              Company; Vice President and General
                                              Counsel, A I M Fund Services, Inc.; and
                                              Vice President, A I M Capital
                                              Management, Inc. and A I M Distributors,
                                              Inc.

---------------

* Each director and principal executive officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                    INVESCO SENIOR SECURED MANAGEMENT, INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Senior Secured Management, Inc. (INVESCO), all of whose business address is 1166 Avenue of the Americas, New York, NY 10036.

NAME                   POSITION WITH INVESCO   PRINCIPAL OCCUPATION
----                   ---------------------   --------------------
Luis Aguilar.........  Director, Chief         General Counsel,
                       Legal/Compliance        INVESCO, Inc.
                       Officer, Assistant
                       Secretary
John Rogers..........  Director and Chairman   Chief Executive
                                               Officer, INVESCO,
                                               Inc.
David Hartley........  Director                Chief Financial
                                               Officer, INVESCO,
                                               Inc.
Anthony Clemente.....  President               MD/Hd Bank Loan Team,
                                               INVESCO Senior
                                               Secured Management,
                                               Inc.

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                                 INVESCO, INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO, Inc., all of whose business address is 1360 Peachtree Street, NE, Suite 100, Atlanta, GA 30309.

NAME                   POSITION WITH INVESCO, INC.   PRINCIPAL OCCUPATION
----                   ---------------------------   --------------------
Luis Aguilar.........  Director, Executive Vice      General Counsel,
                       President, Secretary and      INVESCO, Inc.
                       General Counsel
John Rogers..........  Director, Chief Executive     Chief Executive
                       Officer, President and        Officer, INVESCO,
                       Chairman                      Inc.
David Hartley........  Director, Chief Financial     Chief Financial
                       Officer                       Officer, INVESCO,
                                                     Inc.

                                                                       EXHIBIT H

                 FEES PAID TO AIM AND AFFILIATES IN MOST RECENT
                                  FISCAL YEAR

     The following chart sets forth the fees paid by the Fund during the fiscal year ended December 31, 2000 to AIM and to affiliates of AIM.

                                    AIM
                              (ADMINISTRATIVE          A I M             A I M FUND
NAME OF FUND                    SERVICES)*      DISTRIBUTORS, INC.**   SERVICES, INC.
------------                  ---------------   --------------------   --------------
AIM FLOATING RATE FUND......     $104,640             $400,989            $55,421

---------------

 * Fees paid to AIM for administrative services for the current fiscal year ended were paid pursuant to agreements other than the advisory agreement. The administrative and other services, other than the advisory services, currently provided by AIM will continue to be provided pursuant to the Master Administrative Services Agreement.

** Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers-dealers, agents and other service providers.

                                                                       EXHIBIT I

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as AIM Floating Rate Fund.

                                                                          FEE WAIVERS,
                                                                            EXPENSE
                                                    TOTAL NET ASSETS   LIMITATIONS AND/OR
                                                      FOR THE MOST          EXPENSE
                                                        RECENTLY       REIMBURSEMENTS FOR
                                ANNUAL RATE            COMPLETED       THE MOST RECENTLY
                             (BASED ON AVERAGE      FISCAL PERIOD OR    COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)            YEAR           PERIOD OR YEAR
------------              ------------------------  ----------------   ------------------
AIM Income Fund.........  0.50% of the first $200     $587,229,262             N/A
                          million;
                          0.40% over $200 million
                          up to $500 million;
                          0.35% over $500 million
                          up to $1 billion;
                          0.30% of the excess over
                          $1 billion
AIM Intermediate
  Government Fund.......  0.50% of the first $200     $432,874,201             N/A
                          million;
                          0.40% over $200 million
                          up to $500 million;
                          0.35% over $500 million
                          up to $1 billion;
                          0.30% of the excess over
                          $1 billion
AIM V.I. Government
  Securities Fund.......  0.50% of first $250         $ 84,002,074             N/A
                          million;
                          0.45% of the excess over
                          $250 million

               ADVISORY FEE SCHEDULES FOR OTHER FUNDS ADVISED BY
                    INVESCO SENIOR SECURED MANAGEMENT, INC.

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Senior Secured Management, Inc. by certain funds that have a similar investment objective as AIM Floating Rate Fund.

Separately Managed Accounts......   0.50% on the first $50 million
                                    0.375% on the next $50 million
                                    and
                                    0.25% on amounts thereafter
Funds............................   Individually negotiated

               ADVISORY FEE SCHEDULES FOR OTHER FUNDS ADVISED BY
                                 INVESCO, INC.

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO, Inc. by certain funds that have a similar investment objective as AIM Floating Rate Fund.

INVESCO Fixed Income/Stable Value
  Division*
     Stable Value**..............   0.20% on the first $50 million
     Core Fixed Income**.........   0.35% on the first $25 million
     High Yield**................   0.50% on the first $50 million

---------------

 * All fees are negotiated beyond the minimum of $50,000. Shown herein is a representative example of the fee schedule.

** Each product offers break points in pricing on the total amount of assets under management increases.

                                                                       EXHIBIT J

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM FLOATING RATE FUND

     AIM Floating Rate Fund may not:

          1. Borrow money or issue senior securities, except as permitted by
     Section 18 of the 1940 Act.

          2. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          3. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          4. Make loans to other persons, except that the Fund may invest in loans (including Assignments and Participations, and including secured or unsecured Corporate Loans), purchase debt securities, enter into repurchase agreements, and lend its portfolio securities.

          5. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and
     Policies -- Description of Participation Interests and Assignments").*

          6. Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

---------------

* The Fund intends to retain this fundamental investment restriction, substantially in the form presented.

     The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash, letters of credit, or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

                                                                       EXHIBIT K

                  EXECUTIVE OFFICERS OF AIM FLOATING RATE FUND

     The following table provides information with respect to the executive officers of the Fund. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION
WITH THE COMPANY              OFFICER SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------        -------------    -------------------------------------------
Robert H. Graham (54)        August 31, 1998  See director table under Proposal 1.
  Chairman President
Gary T. Crum (53) Senior     August 31, 1998  Director and President, A I M Capital
  Vice President                              Management, Inc.; Director and Executive Vice
                                              President, A I M Management Group Inc.;
                                              Director and Senior Vice President, A I M
                                              Advisors, Inc.; and Director, A I M
                                              Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan (46)        August 31, 1998  Director, Senior Vice President, General
  Senior Vice President                       Counsel and Secretary, A I M Advisors, Inc.;
  Secretary                                   Senior Vice President, General Counsel and
                                              Secretary, A I M Management Group Inc.;
                                              Director, Vice President and General Counsel,
                                              Fund Management Company; Vice President and
                                              General Counsel, A I M Fund Services, Inc.;
                                              and Vice President, A I M Capital Management,
                                              Inc. and A I M Distributors, Inc.
Robert G. Alley (52) Vice    March 12, 2001   Senior Vice President, A I M Capital
  President                                   Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
Stuart W. Coco (46) Vice     March 12, 2001   Senior Vice President, A I M Capital
  President                                   Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
Melville B. Cox (57) Vice    August 31, 1998  Vice President and Chief Compliance Officer,
  President                                   A I M Advisors, Inc., A I M Capital
                                              Management, Inc., A I M Distributors, Inc.,
                                              A I M Fund Services, Inc. and Fund Management
                                              Company.
Karen Dunn Kelley (40) Vice  March 12, 2001   Senior Vice President, A I M Capital
  President                                   Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
Edgar M. Larsen (61) Vice    March 12, 2001   Vice President, A I M Capital Management,
  President                                   Inc.
Dana R. Sutton (42) Vice     August 31, 1998  Vice President and Fund Controller, A I M
  President Treasurer                         Advisors, Inc.; and Assistant Vice President
                                              and Assistant Treasurer, Fund Management
                                              Company.

                                                                       EXHIBIT L

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                             CERTAIN RECORD OWNERS

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best of the knowledge of the Fund, the ownership of shares of the Fund by executive officers and trustees of the Fund as a group constituted less than 1% of the outstanding shares of each class of the Fund as of May 30, 2001.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Fund, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Fund as of May 30, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                     PERCENT OF                    PERCENT OF
                                                       CLASS         SHARES           CLASS
FUND        NAME AND ADDRESS OF       SHARES OWNED    OWNED OF        OWNED           OWNED
(CLASS)         RECORD OWNER           OF RECORD       RECORD     BENEFICIALLY*   BENEFICIALLY*
-------  --------------------------   ------------   ----------   -------------   -------------
Class C  Donaldson Lufkin Jenrette     529,834.67      12.88%          -0-             -0-
         Securities Corporation
         Inc.
         P.O. Box 2052
         Jersey City, NJ 07303-9998

---------------

 * The Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

GROUP I

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM FLOATING RATE FUND

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ________________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   695,395

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                          FOR ALL
                                                                                                          NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Floating Rate Fund,                  O         O           O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
   THE NOMINEE'S NUMBER ON THE LINE PROVIDED.

   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                         O         O           O  2.

3. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and                         O         O           O  3.
   INVESCO Senior Secured Management, Inc.

4. To approve a new Sub-Sub-Advisory Agreement between INVESCO Senior Secured                       O         O           O  4.
   Management, Inc. and INVESCO, Inc.

5. To approve changing the Fund's fundamental investment restrictions.
   a) Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.     O         O           O  5a.

   b) Modification of Fundamental Restriction on Underwriting Securities.                           O         O           O  5b.

   c) Modification of Fundamental Restriction on Real Estate Investments.                           O         O           O  5c.

   d) Modification of Fundamental Restriction on Purchasing or Selling Commodities.                 O         O           O  5d.

   e) Modification of Fundamental Restriction on Making Loans.                                      O         O           O  5e.

   f) New Fundamental Investment Restriction on Investing All of the Fund's Assets                  O         O           O  5f.
      in a Fund.

6. To approve changing the investment objective of the Fund and making it non-fundamental.          O         O           O  6.

7. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  7.
   for the fiscal year ending in 2001.

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                            695,395